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                                                                   EXHIBIT 10.26


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement"), made this 1st day of April, 1998, by and between BPG INDUSTRIAL PARTNERS II, LLC, a limited liability company organized and existing under the laws of the State of Maryland (the "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"). BIORELIANCE CORPORATION, a Delaware corporation (the "Corporate Guarantor") joins in this Agreement for purposes of acknowledging and consenting to its terms and conditions.

                                    RECITALS

         1. The Corporate Guarantor has acquired the leasehold interest in certain real estate situate in Montgomery County, Maryland known as Parcel N/Q ("Parcel N/Q") in the Life Sciences Center, Montgomery County, Maryland (the "County"), and more fully described in the Deed of Trust (as hereinafter defined), pursuant to that certain Lease Purchase Agreement of even date herewith by and between the County, as landlord, and the Corporate Guarantor, as tenant (the "Ground Lease").

         2. The Corporate Guarantor is leasing a portion of Parcel N/Q (the "Land") to the Borrower pursuant to that certain Lease Agreement of even date herewith by and between the Corporate Guarantor, as landlord, and the Borrower, as tenant (the "Sub-Lease"). The Borrower proposes to construct certain improvements on the Land in accordance with the Plans and Specifications (as hereinafter defined) consisting of a shell building and mezzanine, containing 58,733 square feet of space, more or less, certain systems in the building shell, and the parking lot, sidewalks, driveways and landscaping (the "Improvements"). Upon completion of the Improvements, the Property (as hereinafter defined) shall be leased to MAGENTA Corporation (the "Affiliate") pursuant to the terms of that certain Lease Agreement of even date herewith (the "Facility Lease") by and between the Borrower, as landlord, and the Affiliate, as tenant.

         3. The Borrower has applied to the Lender for a loan (the "Loan") in the principal sum of Four Million Six Hundred Fifty Thousand Dollars ($4,650,000) to be evidenced by the Borrower's Deed of Trust Note (the "Note") of even date herewith to finance the construction of the Improvements.

         4. The Note is secured by, among other things, a Leasehold Deed of Trust, Assignment and Security Agreement of even date herewith (the "Deed of Trust") from the Borrower, the Corporate Guarantor and the Affiliate in favor of the Lender covering the Borrower's, the Corporate Guarantor's and the Affiliate's interest in Parcel N/Q and the Improvements and such other real and personal property as therein more particularly set forth (collectively, the "Property").

         5. The Lender has agreed to make the Loan upon the condition that this Agreement be executed and delivered to assure the application of the net proceeds of the Loan to (i) the costs of the construction of the Improvements in accordance with the loan budget attached hereto as EXHIBIT
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A and incorporated herein by reference (as amended from time to time with the approval of the Lender, the "Budget"); (ii) of acquiring the Property, (iii) obtaining the Loan, (iv) leasing the building and all related activities, including, without limitation, costs of all appraisals, inspections, studies and investigations of the Property prior to the date hereof, title reports and surveys, fees of architects, engineers, site planners and other consultants, reasonable attorneys' fees (including those of Lender's counsel), all fees and costs in connection with applying for and obtaining any permits and approvals,
(v) constructing the Improvements, (vi) the amount payable to the Borrower in consideration for its option to purchase or lease the Land, (vii) reimbursements to the Corporate Guarantor of amounts advanced to the Borrower by the Corporate Guarantor, (viii) the Lender's commitment fee, and (ix) payments of interest under the Note in such amounts as are set forth in the Budget, until the Leasehold Improvement Commencement Date (as hereinafter defined).

         NOW, THEREFORE, and in consideration of these presents, and in further consideration of the mutual covenants and agreements herein set forth and of the sum of Ten Dollars ($10.00) lawful money of the United States of America by each of the parties to the other paid, receipt of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

         ARTICLE I.  DEFINITIONS; RULES OF CONSTRUCTION.

                  Section I.1 Definitions. The Borrower and the Lender hereby agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

                  (a) "Architect" shall mean the architect named in the Architect's Contract, if any, and his or its successors and permitted assigns.

                  (b) "Architect's Contract" shall mean collectively, the scope of services agreement dated September 2, 1997 and the summary of fees dated September 10, 1997, both by and between the Borrower, as owner and Gaudreau, Inc., as architect, or any contract for architectural services relating the construction of the Improvements made by the Borrower and an architect and approved in writing by the Lender, as the same may be amended from time to time with the prior written approval of the Lender.

                  (c) "Banking Day" shall mean any day that is not a Saturday, Sunday or banking holiday in the State of Maryland.

                  (d) "BioReliance Loan" shall mean any loan now or hereafter made to the Corporate Guarantor and/or the Affiliate in the principal amount as may be mutually agreed upon by the Lender, the Corporate Guarantor and the Affiliate for the purpose of constructing the Leasehold Improvements, as the same may be amended, renewed, modified, increased or refinanced, from time to time.


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                  (e) "Commitment" shall mean the commitment letter from the
Lender to the Borrower and the Guarantors dated February 19, 1998.

                  (f) "Completion Date" shall mean the earlier of (i) July 31, 1998 or (ii) the date the Lender receives evidence satisfactory to the Lender in all material respects that the Borrower has substantially completed the Improvements in accordance with the Plans and Specifications.

                  (g) "Construction Contract" shall mean the construction management agreement dated December 18, 1997 by and between the Borrower, as owner, and The Whiting -Turner Contracting Company, as construction manager, or any contract for the management of the construction of the Improvements made by the Borrower and a construction manager and approved in writing by the Lender, as the same may be amended from time to time with the prior written approval of the Lender.

                  (h) "Construction Manager" shall mean the construction manager named in the Construction Contract and his or its successors and permitted assigns.

                  (i) "County" has the meaning set forth in the Recitals to this Agreement.

                  (j) "Default" shall mean an event which, with the giving of Notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

                  (k) "Event(s) of Default" shall mean the occurrence of any one or more of the events specified in Article VI of this Agreement and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.

                  (l) "Force Majeure" shall mean events occasioned by strikes, lock-outs, war or civil disturbance, natural disaster or acts of God which cause a delay in the Borrower's performance of an obligation; provided, however, that the Borrower must give Notice to the Lender within ten (10) days after the Borrower's having knowledge of the occurrence of an event which it believes to constitute an event of Force Majeure.

                  (m) "Governmental Authority or Authorities" shall mean any governmental or quasi-governmental entity, including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of any governmental entity.

                  (n) "Guarantors" means collectively the Corporate Guarantor and Robert E. Buccini and David B. Pollin, and their respective, successors, successors and assigns.

                  (o) "Hydric Soils" shall mean any soil category upon which building would be prohibited or restricted under applicable governmental requirements, including, without limitation, those imposed by the U.S.
Army Corps of Engineers.


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                  (p) "Improvements" has the meaning set forth in Recital 2 to this Agreement.

                  (q) "Inspecting Engineer" shall mean such person or firm as the Lender may from time to time appoint or designate for purposes related to the inspection of the progress of the construction of the Improvements, conformity of construction with the Plans and Specifications, and for such other purposes as the Lender may from time to time deem appropriate or as may be required by the terms of this Agreement.

                  (r) "Leasehold Improvements" shall mean all improvements now or hereafter made to the Property the costs of which are advanced pursuant to the BioReliance Loan.

                  (s) "Leasehold Improvement Completion Date" shall mean the earlier of (i) the date which is twelve (12) months from the date hereof, or
(ii) the date the Lender receives a copy of a certificate of occupancy for the Property issued by the County.

                  (t) "Loan Documents" shall mean the Commitment, this Agreement, the Note, the Deed of Trust and any and all other documents which the Borrower, the Guarantors or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  (u) "Notice" shall mean a written communication delivered by hand, or sent by overnight courier, or by certified mail, postage prepaid, return receipt requested, to the party to whom communication is to be given, at the following addresses:

                  Borrower:                 BPG Industrial Partners II, LLC
                                            Tavern Square, Suite 305
                                            110  North Royal Street
                                            Alexandria, Virginia 22314
                                            Attn:  Robert E. Buccini

                  with a copy to:           Arent, Fox, Kintner, Plotkin & Kahn
                                            1050 Connecticut Avenue, N.W.
                                            Washington, D.C. 20036
                                            Attn:  Richard L. Brand, Esq.

                  Corporate
                  Guarantor:                BioReliance Corporation
                                            9900 Blackwell Road
                                            Rockville, Maryland 20850
                                            Attn: General Counsel



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                  with a copy to:   Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
                                    11921 Rockville Pike, 3rd Floor
                                    Rockville, Maryland 20852
                                    Attn: Rebecca  Oshoway, Esquire

                  Lender:           NationsBank, N.A.
                                    6610 Rockledge Drive, Third Floor
                                    Bethesda, Maryland 20817
                                    Attn: Elizabeth F. Shore

                  with a copy to    Ober, Kaler, Grimes & Shriver, P.C.
                                    1401 H Street, N.W., Suite 500
                                    Washington, D.C. 20005
                                    Attn:  Richard M. Pollak, Esq.

or at such other address as any party shall have notified the others in the manner set forth in this definition. The Lender will contemporaneously send copies of all written notices sent to the Borrower hereunder to the Corporate Guarantor.

                  (v) "Obligations" shall mean all present and future debts, obligations and liabilities of the Borrower to the Lender arising pursuant to, and/or on account of, the provisions of this Agreement, the Note, the BioReliance Loan and any of the other Loan Documents, including, without limitation, the obligation (i) to pay all principal (including, again without limitation, any principal advanced after the date of the Deed of Trust and any principal that is repaid and readvanced), interest, late charges and prepayment premiums (if any) due at any time under the Note; (ii) to pay all Expenses (as defined in the Deed of Trust), indemnification payments and other sums due at any time under the Deed of Trust, together with interest thereon as provided in
Section 4.17 of the Deed of Trust; and (iii) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which the Borrower is required to perform, observe or comply with pursuant to the terms of the Deed of Trust or any of the other Loan Documents.

                  (w) "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, a limited liability company, an unincorporated association, any Governmental Authority or any other entity.

                  (x) "Plans and Specifications" shall mean (i) the architectural and structural plans entitled "Magenta Corporation, Shady Grove Life Science Center, Rockville, Maryland," dated November 17, 1997, prepared by Gaudreau, Inc. and Faisant Associates, Inc., and (ii) specifications entitled "Project Manual for Magenta Corporation, Shady Grove Life Sciences Center, Rockville Maryland," dated November 17, 1997, prepared by Gaudreau, Inc. and Faisant Associates, Inc., as each of the same may be modified with the prior written approval of the Lender. For purposes of determining whether the Improvements have been completed in substantial accordance with the


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Plans and Specifications, the Plans and Specifications shall not be deemed to include the items set forth in Schedule A attached hereto and incorporated herein by this reference.


                  (y) "Survey" shall mean a plat of the Land which clearly designates at least (i) the location of the perimeter of the Land by courses and distances; (ii) the location of all easements, rights-of-way, alleys, streams, waters, paths and encroachments; (iii) the location of all building restriction lines and set-backs, however established; (iv) the location of any streets or roadways abutting the Land; and (v) the then "as-built" location of the Improvements and the relation of the Improvements by courses and distances to the perimeter of the Land, building restriction lines and set-backs, all in conformity with the Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Congress on Surveying and Mapping (1988 Edition).

                  (z) "Taxes" shall mean all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed on the Borrower or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

                  Section I.2 Rules of Construction. The words "hereof", "herein", "hereunder", "hereto", and other words of similar import refer to this Agreement in its entirety. The terms "agree" and "agreements" mean and include "covenant" and "covenants". The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively, and (d) to Section numbers are to the respective Sections contained in this Agreement unless expressly indicated otherwise. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Deed of Trust.

         ARTICLE II.  THE LOAN ADVANCES.

                  Section II.1 The Loan. The Lender agrees to lend to the Borrower, subject to the terms and conditions herein set forth and in accordance with the Budget, sums in the aggregate not in excess of the Loan amount. Interest shall accrue and be payable only on sums advanced hereunder for the period of time outstanding.

                  Section II.2 Purpose. The Loan shall be advanced by the Lender in accordance with the terms of this Agreement to pay those expenses related to the Loan and the Property described in the Budget. With the prior approval of the Lender and the Corporate Guarantor, any cost savings, actual or estimated, affecting any approved Budget category, other than the interest reserve, may be reallocated by the Borrower to any other approved expense related to the Loan or the Property. Upon completion of the Improvements and the payment of all costs in connection therewith, any undisbursed Loan proceeds shall be allocated to the interest reserve or to such other


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Budget category as the Lender and the Corporate Guarantor shall approve. Each disbursement from the contingency reserve, if any, shall be subject to approval by the Lender and the Corporate Guarantor as to the amount and purpose for which such disbursement will be used.

                  Section II.3 Requisitions. Advances shall be made not more frequently than monthly on requisitions in the form approved by the Lender signed by David B. Pollin or Robert E. Buccini on behalf of the Borrower and approved by the Corporate Guarantor and by or on behalf of the Lender, showing the percentage of completion and setting forth in trade breakdown form and in such detail as may be required by the Lender the amounts expended and/or costs incurred for work done and necessary materials incorporated in the Improvements. The requisition shall also show the percentage of completion of each line item on the Borrower's cost breakdown approved by the Lender. The Borrower shall submit with each requisition a statement that the work completed to the date of such requisition is of quality consistent with the Plans and Specifications. In addition, at the time of each request by the Borrower for an advance of a portion of the Loan proceeds with respect to indirect costs related to the Loan or the Improvements, the Borrower shall furnish to the Lender such additional information (such as paid receipts, invoices, statements of accounts, etc.) as the Lender may reasonably require to assure that amounts requisitioned are to be used to reimburse the Borrower for costs previously paid by the Borrower or to pay costs incurred by the Borrower which are due and owing. Advances for direct construction costs (other than the last advance and for any contracts for less than $50,000 or for the steel) shall be not more than ninety five percent (95%) of the amount requisitioned. The final holdback of the direct costs of construction will be retained until each of the conditions precedent to the final advance of the Loan proceeds set forth in Section 2.06 hereof shall have been satisfied to the complete satisfaction of the Lender; provided, however, that the holdback on any subcontractor, laborer or materialman who has completed his work or services; whose work or services has been accepted and approved by the Lender; and who has delivered to the Lender a final waiver of liens, may be requisitioned by the Borrower and disbursed at the discretion of the Lender. All advances for indirect expenses related to the Loan or the Improvements and made in accordance with the Budget or otherwise approved by the Lender and the Corporate Guarantor, or for contracts for less than $50,000, or for the steel, shall, be in an amount equal to one hundred percent (100%) of the sum requisitioned. The Lender shall have a period of five (5) Banking Days within which to fund each approved requisition.

                  Section II.4 Conditions Precedent to First Advance. The following shall be conditions precedent to the first advance of the Loan proceeds:

                  (a) The Note, the Deed of Trust and the other Loan Documents shall have been properly executed and delivered to the Lender, the Deed of Trust shall be acknowledged and recorded in the appropriate public office or delivered to a representative of the title company for recording and payment shall have been made for all conveyancing and recording in connection with the settlement of the Loan, and for any transfer or documentary stamp taxes due under any federal, state or municipal law.


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                  (b) The Lender shall have received a paid policy of title
insurance (American Land Title Association Standard Form "B" Loan Policy - Current Edition) or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Lender, from a company satisfactory to the Lender in the amount of the Loan and which may be endorsed or assigned to the successors and assigns of the Lender without additional cost, insuring the lien of the Deed of Trust to be a valid first lien on the Property, free and clear of all defects, exceptions and encumbrances except such as the Lender and its counsel shall have approved.


                  (c) The Lender shall have received all policies of insurance required by the terms hereof and by the other Loan Documents to be in effect from a company or companies and in form and amount satisfactory to the Lender, including without limitation, flood insurance (in the amount of the Loan or the maximum limit of coverage available on the Property, whichever is less or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Lender, that all fees and premiums due on account thereof have been paid in full.

                  (d) The Lender shall have received and approved an appraisal of the Property.

                  (e) The Lender shall have received from the Borrower a complete set of the Plans and Specifications signed and sealed by the Architect, together with written evidence, in form and substance satisfactory to the Lender, to the effect that the Plans and Specifications are satisfactory to the Borrower, the Construction Manager, the Inspecting Engineer and, to the extent required by applicable law or any effective restrictive covenant, have been approved by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant, respectively.

                  (f) The Lender shall have received and approved a fully executed copy of the Construction Contract, the Architect's Contract and of all executed subcontracts as well as any information regarding the Construction Manager, the Architect or any subcontractor which the Lender has requested.

                  (g) The Lender shall have received and approved fully executed copies of the Ground Lease, the Sub-Lease and the Facility Lease.

                  (h) The Lender shall have received and approved a copy of a current Survey of the Land certified to the Lender and to the title insurance company and any recorded subdivision plat of the Land.

                  (i) The Lender shall have received and approved a site plan for the Improvements approved by all appropriate Governmental Authorities.


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                  (j) The Lender shall have received and approved in its
reasonable discretion a cost breakdown in trade form showing, if available, subcontractors and material suppliers.


                  (k) The Lender shall have received and approved evidence that the Construction Manager carries public liability and property damage insurance and workers' compensation insurance in form, amounts and issued by companies acceptable to the Lender.

                  (l) The Lender shall have received and approved an environmental audit of the Property prepared by a person or firm acceptable to the Lender.

                  (m) The Lender shall have received and approved soil reports which shall (i) demonstrate that the soil conditions of the Land are suitable for the construction of the Improvements and (ii) evidence to the Lender's satisfaction that there are no Hydric Soils on the Land.

                  (n) The Lender shall have received and approved performance and labor and material payment bonds covering those major subcontractors designated by the Lender, from a corporate surety acceptable to the Lender and in dual obligee form, naming the Lender as dual obligee, together with written evidence, in form and substance satisfactory to the Lender that all fees and premiums due on account thereof have been paid in full.

                  (o) The Lender shall have received and approved a copy of the Borrower's fully executed Operating Agreement and a copy of the recorded Articles of Organization.

                  (p) The Lender shall have received and approved a certificate executed by all of the members of the Borrower authorizing the execution and delivery of the Loan Documents and consenting to the Loan.

                  (q) The Lender shall have received and approved an opinion of counsel for the Borrower as to the Borrower's good standing, form, powers and authority and as to the validity, binding effect and enforceability of the Loan Documents.

                  Section II.5 Conditions Precedent to All Advances. The Lender shall not be obligated to make any advance of the Loan proceeds unless the conditions described in Section 2.04 and the following additional conditions shall have been satisfied:

                  (a) Until such time as the title insurance company issues endorsements for the full amount of the Loan, the Lender shall have received a notice of title continuation or an endorsement to the title insurance policy theretofore delivered, indicating that since the last preceding advance, there has been no change in the status of title and no other exceptions not theretofore approved by the Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage


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of the policy by an amount equal to the advance then being made if the policy does not by its terms provide for such an increase.


                  (b) No Event of Default shall have occurred and is continuing under the Note or any of the other Loan Documents.

                  (c) The Improvements shall not have been materially damaged by fire or other casualty unless the Lender shall have received proceeds of insurance sufficient in the judgment of the Lender to effect a satisfactory restoration of the Improvements in accordance with the terms of the Deed of Trust.

                  (d) The Lender shall be satisfied in its reasonable discretion, based upon the advice of the Inspecting Engineer, that the Improvements can be completed by a date no later than the Completion Date with the balance of the Loan proceeds then held by the Lender and available for advance pursuant to the terms of this Agreement and other funds which the Lender is reasonably satisfied are available to the Borrower.

                  (e) The representations and warranties made in Article III of this Agreement shall be true and correct on and as of the date of the advance with the same effect as if made on such date.

                  (f) All terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the complete satisfaction of the Lender in its reasonable discretion.

                  (g) In the reasonable judgment of the Lender, all work completed at the time of the application for an advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed.

                  Section II.6 Conditions Precedent to Final Advance. The Lender shall not be obligated to make the final advance of the Loan proceeds unless the following additional conditions shall have been satisfied:

                  (a) The Lender shall have received the final "as built"
Survey.

                  (b) The Lender shall have received written confirmation from the Corporate Guarantor that the Improvements have been accepted in accordance with the terms of the Facility Lease.

                  (c) The Lender shall have received written confirmation from the Inspecting Engineer that the Improvements have been substantially completed in accordance with the Plans and Specifications.


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                  (d) All terms and conditions of the Loan Documents required to be met as of the date of the final advance of the Loan proceeds shall have been met to the complete satisfaction of the Lender in its reasonable discretion.

                  (e) All final waivers of liens of the Construction Manager and subcontractors, have been furnished to the Lender or, as to any disputed lien or claim of lien, a bond in form and substance acceptable to the Lender has been provided or sufficient funds to cover it are placed in escrow with an escrow agent satisfactory to the Lender.

                  Section II.7 Releases of Liens. Before making any advance of the Loan proceeds, the Lender may require the Borrower to obtain from the Construction Manager and from all subcontractors acknowledgments of payment and releases of liens and rights to claim liens for work performed or materials delivered through the date of the last preceding advance and concurrently with the final advance. All such acknowledgments and releases shall be in form and substance satisfactory to the Lender and the title insurance company.

                  Section II.8 Trust Funds. The Borrower will receive the advances to be made hereunder and will hold the same as a trust fund for the purpose of paying the costs of the Improvements in accordance with the Budget and the Borrower agrees not to expend any part of the proceeds of the Loan for any purpose except in connection with the uses and purposes provided for in this Agreement without the prior written consent of the Lender.

                  Section II.9 Advances to Others for the Account of the Borrower. At the option of the Lender, the Lender may apply amounts due hereunder to the satisfaction of the conditions of the Loan Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deed of Trust. At the option of the Lender, and without limiting the generality of the foregoing, the Lender may pay directly from the Loan proceeds all interest bills rendered by the Lender in connection with the Loan, and following the occurrence of an uncured Event of Default may make advances directly to the Construction Manager, the title insurance company, any subcontractor or materialman, or to any of them jointly, and the execution hereof by the Borrower shall, and hereby does, constitute an irrevocable authorization to so advance the proceeds of the Loan. No further direction or authorization from the Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy pro tanto the obligations of the Lender hereunder and shall be secured by the Deed of Trust as fully as if made to the Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made.

                  Section II.10. Additional Funds. If at any time the unpaid costs, both direct and indirect costs and calculated on a line item by line item basis, necessary to complete the construction of the Improvements exceed the undisbursed balance of the Loan or of any line item in the Budget, as determined by the Lender in the reasonable exercise of its discretion, the Borrower shall provide from sources other than the Loan the funds necessary to pay the total costs or the costs of the line item in the Budget which exceed the amount budgeted, as the case may be. The Borrower shall deposit with the Lender from time to time such amounts in excess of the Loan proceeds as may be


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required to pay these costs (the "Deposit"). In making advances under this
Agreement, the Lender shall draw first upon the Deposit until such sums are exhausted, and then upon the proceeds of the Loan.

                  Section II.11. Assignments. The Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Lender. Any assignment made or attempted by the Borrower without the prior written consent of the Lender shall be void and of no effect. No consent by the Lender to an assignment by the Borrower shall release the Borrower as the party primarily obligated and liable under the terms of this Agreement unless the Borrower shall be released specifically by the Lender in writing. No consent by the Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

                  Section II.12. Liability of the Lender. The Lender shall in no event be responsible or liable to any person other than the Borrower and the Corporate Guarantor for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Construction Manager nor any subcontractor, laborer or material supplier shall have any right or claim against the Lender under this Agreement or the administration thereof.


         ARTICLE III.  REPRESENTATIONS AND WARRANTIES.

                  Section III.1 Organization, Power and Authority. The Borrower represents and warrants that the Borrower is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Maryland, has the power and authority to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Loan Documents.

                  Section III.2 Compliance in Zoning. The Borrower represents and warrants that the anticipated use of the Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

                  Section III.3 Plans and Specifications. The Borrower represents and warrants that to the extent required by applicable law or any effective restrictive covenant the Plans and Specifications have been approved by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant.

                  Section III.4 Building Permits; Other Permits. The Borrower represents and warrants that all building, construction and other permits necessary or required in connection with the construction of the Improvements have been validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

                  Section III.5 Utilities. The Borrower represents and warrants that all utility services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available, or will be available when needed, at the boundaries of Parcel N/Q, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, natural gas and electric facilities.

                  Section III.6 Other Liens. The Borrower represents and warrants that except as otherwise provided in the Loan Documents, the Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property.

                  Section III.7 Financial Statements. The Borrower represents and warrants that the financial statements, if any, heretofore delivered to the Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting practices consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no material additional liabilities have been incurred by the Borrower since the date thereof other than the borrowings contemplated herein or as approved in writing by the Lender.

                  Section III.8 Defaults. The Borrower represents and warrants that there is no default on the part of the Borrower under the Loan Documents and no event has occurred and is continuing which, with notice or the passage of time, or both, would constitute a default under the Note or any of the other Loan Documents.

                  Section III.9 Permits. The Borrower represents and warrants that all building, construction and other permits required in connection with the construction of the Improvements have been validly issued, that all fees and bonds required in connection therewith (if any) have been paid in full or posted, as the circumstances may require, and that the Improvements meet zoning requirements and all sewer and storm drain requirements.

                  Section III.10 Affirmation of Representations and Warranties. Each requisition, or the receipt of the funds requested thereby, shall constitute an affirmation that the foregoing representations and warranties of the Borrower are true and correct as of the date thereof and, unless the Lender is notified to the contrary prior to the disbursement of the advance requisitioned, will be so on the date thereof.

         ARTICLE IV.  AFFIRMATIVE COVENANTS AND AGREEMENTS.


                  Section IV.1 Construction. The Borrower shall continue to construct the Improvements upon the Land and will prosecute the same in good faith with diligence and continuity in accordance with the Plans and Specifications.

                  Section IV.2 Approval of Construction. The Plans and Specifications have been approved by the Lender and, to the extent required by applicable law or any effective restrictive covenant, by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant, and all building, construction and other permits necessary or required in connection with the construction of the Improvements have been validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

                  Section IV.3 Completion of Construction. Construction of the Improvements shall be completed by the Borrower on or before the Completion Date, free and clear of all liens and claims of liens for materials supplied and for services or labor performed in connection with the construction of the Improvements.

                  Section IV.4 Compliance with Laws; Encroachments. The Improvements shall be constructed in accordance with all applicable (whether present or future) laws, ordinances, rules, regulations, requirements and orders of any Governmental Authority having or claiming jurisdiction. The Improvements shall be constructed entirely on the Land and shall not encroach upon any easement or right-of-way, or upon the land of others. Construction of the Improvements shall occur wholly within all applicable building restriction lines and set-backs, however established, and shall be in strict compliance with all applicable use or other restrictions and the provisions of any prior agreements, declarations, covenants and all applicable zoning and subdivision ordinances and regulations.

                  Section IV.5 Surveys. Upon the completion of the construction of the Improvements, the Borrower shall furnish the Lender with a Survey with a current certification to the Lender by a registered land surveyor of the jurisdiction in which the Land is located. At the times the Borrower is required to furnish a Survey to the Lender pursuant to the terms of this Agreement, the Borrower shall also furnish an original print thereof to the title insurance company and such Survey shall not be sufficient for the purposes of this Agreement unless and until the title insurance company shall advise the Lender, by endorsement to the title insurance policy or otherwise, that the Survey discloses no violations, encroachments or other variances from applicable set-backs or other restrictions except such as the Lender and its counsel shall approve.

                  Section IV.6 Inspections; Cooperation; Payment of Inspecting Engineer. The Borrower shall permit the Lender and its duly authorized representatives (including, without limitation, the Inspecting Engineer) to enter upon the Land, to inspect the Improvements and any and all materials to be used in connection with the construction of the Improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of the Borrower relating thereto and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of the Borrower. The Borrower shall at all times cooperate and instruct the Construction Manager and each and every one of its subcontractors and materialmen to cooperate with the Lender and its duly authorized representatives (including, without limitation, the Inspecting Engineer) in connection with or in aid of the performance of the Lender's functions under this Agreement. The fees of any Inspecting Engineer engaged or employed by the Lender in connection with or in aid of the performance of the Lender's functions under this Agreement shall be paid by the Borrower, provided however that the Inspecting Engineer's fee will not exceed $2,500 and the Lender's fees will not exceed an initial fee of $2,000 and $350 at the time of each requisition under the Loan.

                  Section IV.7 Vouchers and Receipts. The Borrower shall furnish to the Lender, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which the Borrower has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into the Improvements. The Borrower shall furnish to the Lender, promptly on demand, a verified written statement, in such form and detail as the Lender may require, showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.

                  Section IV.8 Payments for Labor and Materials. The Borrower shall pay when due all bills for services or labor performed and materials supplied in connection with the construction of the Improvements. In the event any mechanics' lien or other lien or encumbrance shall be filed or attached against the Property without the prior written consent of the Lender in each instance, the Borrower covenants and agrees that, within twenty (20) days after the filing of such lien, the Borrower will promptly discharge the same by payment or filing bond or otherwise as permitted by law; and if the Borrower fails to do so, the Lender may, at its option, in addition to, and not in limitation of, all other rights and remedies of the Lender in the Event of Default by the Borrower, and without regard to the priority of said mechanics' lien or other lien or encumbrance, pay the same, and all amounts expended by the Lender for such purpose shall constitute loans to the Borrower and shall be secured by the Deed of Trust and the other Loan Documents, and be due and payable forthwith by the Borrower to the Lender with interest thereon at the Reimbursement Rate provided for in the Deed of Trust.

                  Section IV.9 Correction of Construction Defects. Promptly following any demand by the Lender, the Borrower shall correct or cause the correction of any structural defects in the Improvements and any material departures or deviations from the Plans and Specifications not approved in writing by the Lender.

                  Section IV.10. Insurance. The Borrower shall, or shall cause the Corporate Guarantor or the Affiliate, to, provide or cause to be provided to the Lender, and shall maintain in full force and effect at all times during the term of the Loan, all of the insurance required under the

Ground Lease, the Sub-Lease and the Facility Lease, at no cost or expense to the Lender. In addition, such insurance will meet the following requirements:


                  (a) Unless otherwise agreed in writing by the Lender, all Casualty (as defined in the Deed of Trust) insurance, shall be for the greater of (i) the full insurable value of the Property, or (ii) the full principal amount of the Loan. The deductible amount under such policy or policies shall not exceed $25,000. No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this reason of co-insurance provisions or otherwise. The term "full insurable value" means the actual replacement cost of the Property (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items).

                  (b) All liability insurance, shall name the Lender as an additional insured. In addition, the Borrower will obtain and keep in force such other and further insurance as may be reasonably required from time to time by the Lender in order to comply with regular requirements and practices of the Lender in similar transactions.

Each policy of insurance shall (i) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Lender, in its reasonable discretion and which are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding subsections (a) and (b), have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling the Lender without contribution to collect any and all proceeds payable under such insurance, (iii) provide that such policy shall not be canceled or modified without at least forty five (45) days prior written notice to the Lender and (iv) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Borrower or the Corporate Guarantor which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. The Borrower shall promptly pay all premiums when due on such insurance and, not less than thirty (30) days prior to the expiration dates of each such policy, the Borrower will deliver to the Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Lender. The Borrower will immediately give the Lender Notice of any cancellation of, or change in, any insurance policy. The Lender shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses. The Lender acknowledges that the insurance currently being maintained by the Borrower and the Corporate Guarantor is, as of the date hereof, acceptable to the Lender.

                  Section IV.11. Flood Insurance. If required by applicable law or regulation, the Borrower shall provide or cause to be provided to the Lender a separate policy of flood insurance in the amount of the Loan or the maximum limit of coverage available with respect to the Property, whichever is the lesser, from a company or companies satisfactory to the Lender and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. In the event that flood insurance is not required by applicable law or regulation to be provided in connection with the Loan or is not otherwise available with respect to the Property, the Borrower shall supply the Lender with written evidence, in form and substance satisfactory to the Lender, to that effect. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for non-payment of premiums) without at least thirty (30) days' prior written notice to any and all insureds named therein, including the Lender.

                  Section IV.12. Fees and Expenses; Indemnity. Except as otherwise limited by this Agreement, the Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents. The Borrower shall hold the Lender harmless and indemnify the Lender against all claims of brokers and "finders" arising by reason of the execution and delivery of the Loan Documents or the consummation of the transaction contemplated hereby.

                  Section IV.13. Copies of Notices. Promptly following the giving or receipt by the Borrower of any notice given to or received from the Construction Manager or any subcontractor or materialman with respect to the Property, if such notice concerns any default or failure to perform by any party, or relates to any matter requiring the Lender's approval under this Agreement, the Borrower shall forward to the Lender copies of any such notice.

                  Section IV.14. BioReliance Loan. At the time of the making of the BioReliance Loan, the Borrower agrees to join as a grantor (on a non-recourse basis) in any deed of trust, assignment and security agreement and related documents, prepared by the Lender to secure repayment of the BioReliance Loan. All of such documents will be satisfactory to the Borrower in its reasonable discretion, provided, that the Borrower shall not unreasonably delay or condition its consent to such documents.

                  Section IV.15. Facility Lease Payments. The payments under the Facility Lease shall always be in an amount sufficient to pay all of the Borrower's Obligations as and when the same are due and payable.

                  Section IV.16. Books and Records. The Borrower will keep and maintain full and accurate records and books administered in accordance with generally accepted accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof. The Borrower shall permit the Lender, or any Person authorized by the Lender, to inspect and examine such records and books (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom at all reasonable times and as often as may be requested by the Lender. In addition, the Borrower shall furnish the following information at the following times:

                  (a) As soon as available, but in no event more than one hundred twenty five (125) days after the close of each of the Borrower's fiscal years, copies of all the Borrower's federal tax returns and schedules thereto, in form and detail satisfactory to the Lender, prepared in accordance with generally accepted accounting principles, consistently applied, and certified by an officer of the Borrower to the Lender.

                  (b) With reasonable promptness, such additional information, reports, or statements as the Beneficiary may from time to time reasonably request.

All such financial items must be in form and detail acceptable to the Lender and certified as to accuracy by the Borrower.

                  Section IV.17. Compliance with Leases. Borrower shall comply with all material terms of the Sub-Lease and the Facility Lease and will not modify either of these leases without the Lender's prior written consent.

         ARTICLE V.  NEGATIVE COVENANTS.

                  Section V.1 Other Liens; Transfers; "Due-on-Sale"; etc. The Borrower shall not, without the prior written consent of the Lender, create or permit to be created or remain with respect to the Property or any part thereof or income therefrom, any mortgage, pledge, lien, encumbrance or charge, or security interest, or conditional sale or other title retention agreement, whether prior or subordinate to the lien of the Loan Documents, other than the Facility Lease, in connection with the Loan Documents or as otherwise provided or permitted therein, provided, however, after the Completion Date, the Borrower may assign its interest as lessee in the Sub-Lease and/or its interest as a lessor in the Facility Lease to a third party acceptable to the Lender in its reasonable discretion, provided such assignment is made subject to lien of the Deed of Trust, and further provided that the assignee assumes all of the Borrower's Obligations under the Loan Documents pursuant to a written agreement acceptable to the Lender in all material respects. Except as provided above, or for any grant, conveyance, sale, assignment or transfer in the ordinary course of the Borrower's business and which is specifically conditioned upon the release of record of the lien of the Deed of Trust and the other Loan Documents as to that portion of the Property granted, conveyed, sold, assigned or transferred, the Borrower shall not, without the prior written consent of the Lender, make, create, permit or consent to any conveyance, sale, assignment or transfer of the Property or any part thereof, other than in connection with the Loan Documents or as otherwise provided or permitted therein.

                  Section V.2 Impairment of Security. The Borrower shall take no action which shall impair in any manner the value of the Property or the validity, priority or security of the Deed of Trust.

                  Section V.3 Conditional Sales. The Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest, without the prior written consent of the Lender.

                  Section V.4 Changes to Plans and Specifications. The Borrower shall not permit any material changes in the Plans and Specifications, including, without limitation, any change by altering or adding to the work to be performed, orders for extra work, any change which will result in a material net construction cost increase or a material net cumulative construction cost decrease, or any change in the design concept for the Improvements, without the prior written consent of the Lender and under such reasonable conditions as the Lender may then establish.

                  Section V.5 Bonds. The Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any performance bond, labor and material payment bond or any other bond required pursuant to the provisions of the Loan Documents.

                  Section V.6 Construction Contract; Construction Management. The Borrower shall not execute any contract or agreement or become a party to any arrangement for the construction of the Improvements or for construction management services with respect to the Property without the prior written consent of the Lender.

         ARTICLE VI.  EVENTS OF DEFAULT.

         The terms "Event(s) of Default", as used in this Agreement shall mean the occurrence or happening, from time to time, of any one or more of the following:

                  Section VI.1 Defaults Under Other Loan Documents. Any Event of Default (as defined therein) shall occur under the Note or any of the other Loan Documents.

                  Section VI.2 Representations and Warranties. Any material representation or warranty contained in this Agreement, or in any other document, certificate or opinion delivered to the Lender in connection with the Loan, shall prove at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to
Article III of this Agreement.

                  Section VI.3 Compliance with Covenants. The Borrower shall fail to comply with the terms of any covenant or agreement contained in this Agreement and such failure shall continue uncured for a period of thirty (30) days after Notice from the Lender to the Borrower, unless (a) the nature of the failure is such that it cannot be cured within the thirty (30) day period, (b) the Borrower institutes corrective action within the thirty (30) day period, and
(c) the Borrower completes the cure within a period of an additional sixty (60) days.

                  Section VI.4 Progress of Construction. Except for delays caused by Force Majeure, construction of the Improvements is not carried on in good faith and with reasonable dispatch or is abandoned or discontinued for a period of more than thirty (30) consecutive days.

                  Section VI.5 Conditions Precedent to Any Advance. Except for delays caused by Force Majeure, the Borrower shall be unable to satisfy any condition precedent to its right to receive an advance of the Loan proceeds for a period in excess of thirty (30) days.

                  Section VI.6 Completion of Construction. Except for delays caused by Force Majeure, the Improvements, in the exclusive judgment of the Lender, are not or cannot be completed on or before the Completion Date.


                  Section VI.7 Mechanic's Lien. A lien for the performance of work or the supply of materials which is perfected against the Land remains unsatisfied or unbonded for a period of twenty (20) days after the date of perfection.

                  Section VI.8 Survey Matters. Any Survey required by the Lender during the period of construction shows any matters not approved by the Lender and such matters not approved are not removed within thirty (30) days after Notice thereof by the Lender to the Borrower, unless (a) the nature of the failure is such that it cannot be cured within the thirty (30) day period, (b) the Borrower institutes corrective action within the thirty (30) day period, and
(c) the Borrower completes the cure within a period of an additional sixty (60) days.

                  Section VI.9 Construction Manager Default. The Construction Manager shall have defaulted under the Construction Contract, which default the Lender, in its sole discretion, shall deem substantial, and the Borrower, after fifteen (15) days Notice from the Lender, shall fail to exercise any resulting right or remedy to which it may be entitled thereunder or hire a replacement construction manager acceptable to the Corporate Guarantor and the Lender.

                  Section VI.10 BioReliance Loan Default A default shall occur and remain uncured beyond any applicable cure period under the BioReliance Loan if and when such loan is made, provided that the Borrower is given notice of any such default and the same opportunity to cure such default as the Lender provides to the borrower under the BioReliance Loan.

         ARTICLE VII.  REMEDIES ON DEFAULT.

                  Section VII.1 Remedies on Default. The Lender shall have the right, upon the happening of any Event of Default, to terminate this Agreement by Notice to the Borrower and, in addition to any rights or remedies available to it under the Deed of Trust or any of the other Loan Documents, to enter into possession of the Property and perform any and all work and labor necessary to complete the construction of the Improvements (whether or not in accordance with the Plans and Specifications) and to employ watchmen to protect the Property and the Improvements, provided, however, that prior to taking any action to complete the Improvements, the Lender will notify the Corporate Guarantor and the Corporate Guarantor will have six (6) months to complete the Improvements or cause the Improvements to be completed. All sums expended by the Lender for the purposes described above shall be deemed to have been advanced to the Borrower under the Note and shall be secured by the Deed of Trust. Subject to the rights of the Corporate Guarantor to complete the Improvements, the Borrower hereby empowers the Lender and its agents as follows:

                  (a) To use any funds of the Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the construction of the Improvements, whether or not in the manner called for in the Plans and Specifications;

                  (b) To make such additions and changes and corrections to the Plans and Specifications which shall be necessary or desirable in the judgment of the Lender to complete the construction of the Improvements;

                  (c) To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

                  (d) To pay, settle or compromise all existing bills and claims which are or may be liens against the Property, or may be necessary or desirable for the completion of the work or the clearance of title to the Property;

                  (e) To execute all applications and certificates which may be required in the name of the Borrower; and

                  (f) To do any and every act with respect to the construction of the Improvements which the Borrower may do in its own behalf.

                  Section VII.2 No Conditions Precedent to Exercise of Remedies. The Borrower shall not be relieved of any obligation by reason of the failure of the Lender to comply with any request of the Borrower or of any other person to take action to foreclose on the Property under the Deed of Trust or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property, or by reason of any agreement or stipulation between any subsequent owner of the Property and the Lender extending the time of payment or modifying the terms of the Loan Documents without first having obtained the consent of the Borrower; and in the latter event, the Borrower shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Lender.

                  Section VII.3 Remedies Cumulative and Concurrent. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by the Loan Documents to the Lender shall be concurrent and may be pursued separately, successively or together against the Borrower or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by the Lender.

                  Section VII.4 Strict Performance. No delay or omission of the Lender to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of the Lender to exercise any option for acceleration of the maturity of the Obligations, or for foreclosure of the Deed of Trust following any Event of Default as aforesaid, or any other option granted to the Lender hereunder in any one or more instances, or the acceptance by the Lender of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect.


         ARTICLE VIII.  MISCELLANEOUS.

                  Section VIII.1 No Warranty by Lender. By accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to the Lender pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, Survey, receipt, appraisal or insurance policy, the Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lender.

                  Section VIII.2 Liability of Lender. The Lender shall not be liable for any act or omission by it pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lender shall incur no liability to the Borrower or any other party in connection with the acts or omissions of the Lender in reliance upon any certificate or other paper believed by the Lender to be genuine or with respect to any other thing which the Lender may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. In connection with the performance of its duties pursuant to this Agreement, the Lender may consult with counsel of its own selection, and anything which the Lender may do or refrain from doing, in good faith, in reliance upon the opinion of such counsel shall be full justification and protection to the Lender.

                  Section VIII.3 No Partnership. Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Borrower and the Lender other than the relationship of borrower and lender and the Borrower and the Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.

                  Section VIII.4 Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of any of the Loan Documents operates or would prospectively operate to invalidate this Agreement, then and in either of those events, at the option of the Lender, such provision or provisions only shall be held for naught and shall not affect any other provision of the Note or of any of the other Loan Documents or the validity of the remaining Obligations and the remaining provisions of the Note and the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

                  Section VIII.5 Successors and Assigns. Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of the Borrower, its successors and those assigns of the Borrower consented to in writing by the Lender, and shall apply to, bind and inure to the benefit of the Lender and the endorsees, transferees, successors and assigns of the Lender, and all persons claiming under or through any of them.

                  Section VIII.6 Modification; Waiver. None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

                  Section VIII.7 Third Parties; Benefit. All conditions to the obligation of the Lender to make advances hereunder are imposed solely and exclusively for the benefit of the Lender and its assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time in the sole and absolute exercise of its discretion. The terms and provisions of this Agreement are for the benefit of the parties hereto and the Corporate Guarantor, and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

                  Section VIII.8 Conditions; Verification. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition to the existence or non-existence, as the case may be, of such fact or facts that the Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

                  Section VIII.9 Captions and Headings. The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to limit or enlarge the terms hereof.

                  Section VIII.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

                  Section VIII.11 Notices. All Notices shall be deemed to have been received when delivered by hand, when delivered by an overnight courier, or three (3) Banking Days after being deposited in the mail in the manner provided for the giving of Notice.


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
                  Section VIII.12 Signs; Publicity. At the Lender's request, but at the expense of the Borrower, the Lender may place a sign at a location on the Property, which sign shall recite, among other things, that the Lender is financing the construction of the Improvements, subject to such requirements as may be imposed by the Borrower, the Corporate Guarantor and the County. The Borrower expressly authorizes the Lender to prepare and to furnish to the news media for publication from time to time news releases with respect to the Property, specifically to include but not limited to, releases detailing the Lender's involvement with the financing of the Property.

                  Section VIII.13 Applicable Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Maryland.

                  Section VIII.14 Time of Essence. Time shall be of the essence for each and every provision of this Agreement of which time is an element.

                     [COUNTERPART SIGNATURE PAGES TO FOLLOW]


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
         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed under seal as of the day and year first above written.


WITNESS:                            BPG INDUSTRIAL PARTNERS II, LLC

______________________________      By:___________________________(SEAL)
                                       Name:
                                       Title:


WITNESS:                            NATIONSBANK, N.A.


______________________________      By:___________________________(SEAL)
                                       Elizabeth F. Shore
                                       Vice President


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
The Corporate Guarantor joins in the execution of this Loan Agreement for the purposes of consenting to its terms and provisions.


BIORELIANCE CORPORATION


BY: ________________________
    Name:
    Title:


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